Exhibit 10.175

UNDERLYING ESS LSA	EXECUTION

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

(PARTICIPATION CERTIFICATES AND SERVICING)

This Amendment No. 4 to Loan and Security Agreement (this “Amendment”) is made as of January 28, 2016 by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CS”), PENNYMAC LOAN SERVICES, LLC (the “Lender”) and PENNYMAC HOLDINGS, LLC (the “Borrower”).

Lender and Borrower previously entered into a Loan and Security Agreement, dated as of April 30, 2015 (as amended by Amendment No. 1 to Loan and Security Agreement, dated as of October 30, 2015, Amendment No. 2 to Loan and Security Agreement, dated as of November 10, 2015, and by Amendment No. 3 to Loan and Security Agreement, dated as of December 15, 2015 the “Existing Agreement”, and as further amended by this Amendment, the “Agreement”).

Lender, Borrower and CS have agreed, subject to the terms and conditions of this Amendment, that the Existing Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Agreement.

Accordingly, Lender, Borrower and CS hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 1.01 of the Existing Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following in its proper alphabetical order:

“Termination Date” means the earliest of (a) March 31, 2016; and (b) the Obligations having become immediately due and payable pursuant to Section 7.03 of the Loan Agreement.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, Lender shall have received the following documents, each of which shall be satisfactory to Lender in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Lender and Borrower; and

(b) such other documents as Lender or counsel to Lender may reasonably request.

SECTION 3. Representations and Warranties. Borrower hereby represents and warrants to Lender that Borrower is in compliance with all the terms and provisions set forth in the Agreement on its part to be observed or performed, and that no Event of Default under the Agreement has occurred or is continuing and hereby confirms and reaffirms the representations and warranties contained in Article III of the Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers or trustees as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

Signature Page to Amendment No. 4 to Loan and Security Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers or trustees as of the date first above written.

PENNYMAC HOLDINGS, LLC

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

PENNYMAC LOAN SERVICES, LLC

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

Signature Page to Amendment No. 4 to Loan and Security Agreement